CONSENT OF INDEPENDENT AUDITORS

Board of Directors
View Systems, Inc.

         We hereby consent to the inclusion in this amended Form SB-2/A of our report dated March 15, 2001 realted to the consolidated financial statement of View Systems, Inc. and subsidiaries for the years ended December 31, 2000 and 1999.



                                                        /s/ Stegman & Company
                                                        -----------------------
                                                        Stegman & Company
Baltimore, Maryland
March 27, 2001